UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2010

YASHENG ECO-TRADE CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-12000	13-3696015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9270 Two Notch Road, Suite 4, Columbia, SC	29223
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (803) 699-4940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On August 25, 2010, Yasheng Eco-Trade Corporation (the “Company”) filed a definitive 14c information statement (the “Information Statement”) with the Securities and Exchange Commission and mailed the Information Statement to its record holders disclosing that the Company’s Board of Directors and stockholders holding a majority of the voting securities approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, changing the name of the Company to “Eco-Trade Corp.” and reversing the issued and outstanding shares of common stock on a 100:1 basis.  The Company has submitted the required paperwork to FINRA and expects to complete the name change and reverse stock split during the month of December 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YASHENG ECO-TRADE CORPORATION
		By:	/s/ William Lieberman
		Name: Title:	Name: William Lieberman Title: Acting CEO

Date:	December 1, 2010 Columbia, South Carolina